UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

      Date of Report (Date of earliest event reported):
             December 27, 2004 (December 21, 2004)
                     ___________________

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                          000-32855
                   (Commission File Number)

       Delaware                       74-2982117
(State or Other Jurisdiction        (IRS Employer
    of Incorporation)             Identification No.)

      401 Whitney Avenue, Suite 400
          Gretna, Louisiana                  70056-2596
(Address of Principal Executive Offices)     (Zip Code)

  Registrant's Telephone Number, Including Area Code:
                        (504)367-7030
                     ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule
          14d-2(b) under the Exchange Act (17 CFR
          240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule
          13e-4(c) under the Exchange Act (17 CFR
          240.13e-4(c)


SECTION  - OTHER EVENTS
Item 8.01 Other Events.

On December 21, 2004, Torch Offshore, Inc. (the "Company") issued a press release announcing the appointment of David
Phelps of Bridge Associates LLC, a nationally known turnaround and crisis management consulting firm, as Chief
Restructuring Advisor of the Company. A copy of that press release is attached hereto as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit Number            Description
--------------            -----------
    99.1         Torch Offshore, Inc. Press Release, dated
                 December 21, 2004


                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.

                              By: /s/ ROBERT E. FULTON
Date: December 27, 2004       ------------------------
                              Robert E. Fulton
                              Chief Financial Officer


                        EXHIBIT INDEX

Exhibit Number            Description
--------------            -----------
    99.1          Torch Offshore, Inc. Press Release, dated
                  December 21, 2004

                                                Exhibit 99.1
NEWS RELEASE
For immediate release to:
Analysts, Financial Community, Media
Contact: Bob Fulton (1) 504-367-7030
         Bradley Lowe (1) 504-367-7030

            Torch Offshore Announces Appointment of
                  Chief Restructuring Advisor

New Orleans, Louisiana USA, December 21, 2004

Torch Offshore, Inc. (NASDAQ: TORC) (the "Company") announced today that its Board of Directors has appointed David Phelps of Bridge Associates LLC, a nationally known turnaround and crisis management consulting firm, as Chief Restructuring Advisor of the Company. The Company engaged a Chief Restructuring Advisor as part of its previously announced strategy to overcome its current liquidity situation. As Chief Restructuring Advisor, Mr. Phelps' tasks will include working with the Company's senior management to monitor and improve the Company's liquidity; reviewing and assisting in the negotiation of all material contracts;
reviewing the financial aspects of all operations and working directly with the Company's other advisors to review and negotiate any proposed financial transactions. Lyle G. Stockstill, the Company's Chairman and Chief Executive Officer, will continue to be responsible for the daily operational activities of the Company.

Established in 1978, Torch Offshore, Inc. is involved in offshore pipeline installation and subsea construction for the oil and natural gas industry. Torch Offshore, Inc. is expanding beyond its established shallow water niche market in order to serve the industry's worldwide growing needs in the deep waters.

Any statements made in this news release, other than those of historical fact, about an action, event or development, which the Company hopes, expects, believes or anticipates may or will occur in the future, are forward-looking statements under the Private Securities Litigation Act of
1995. The forward-looking statements in this news release include statements about the roles of the Chief Restructuring Advisor and the Chairman and Chief Executive Officer. Such statements are subject to various assumptions, risks and uncertainties, which are specifically described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission, as well as other factors that may not be within the Company's control, including, specifically, oil and natural gas commodity prices, weather conditions and offshore construction activity levels. Although the Company believes its expectations are based on reasonable assumptions, it gives no assurance that the Company's assumptions and projections will prove to be correct. Actual results may differ materially from those projected.